SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. 1)

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[  ] Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

THE ROYCE FUND
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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The Royce Fund

1414 Avenue of the Americas New York, NY 10019 (212) 355-7311 (800) 221-4268

July 13, 2007

Dear Shareholder:

Enclosed is a Proxy Statement describing proposed changes to the investment policies of eight series (each a “Fund,” collectively, the “Funds”) of The Royce Fund to be voted on at a Special Meeting of Shareholders of the Funds.  It is extremely important that you vote, regardless of the number of shares that you own.

We propose to eliminate or amend fundamental investment restrictions that: (1) limit investment in the securities of foreign issuers (all eight Funds); (2)  prohibit investment in the securities of other investment companies (three Funds); (3) prohibit investment in restricted securities (four Funds); (4) limit the percentage of ownership of outstanding voting securities of any one issuer (one Fund); and (5) prohibit purchases of warrants, rights or options (one Fund).  Investment by each Fund in accordance with newly approved investment restrictions concerning investment in foreign securities and investment in restricted securities will be limited by non-fundamental investment restrictions adopted by the Funds’ Board of Trustees. The Board of Trustees of the Funds could change these investment restrictions in the future with not less than 30 days prior written notice to each affected series’ shareholders.

I believe that the proposed changes are important to the Funds’ operations but will not change the overall investment strategy of the Funds.  Rather, I believe that the changes will be beneficial to shareholders because they will give Royce & Associates, LLC more flexibility to achieve the Funds’

investment goals.  These Proposals are discussed more fully in the Proxy Statement.  Please vote your shares promptly by following the instructions on the enclosed proxy card.  Be sure to complete and sign each proxy card.

If we have not received your vote as the date of the meeting approaches, you may receive a call from a representative of the Funds or Computershare Fund Services, Inc., a professional proxy solicitation firm that has been retained by the Funds to assist in the solicitation of proxies, to request that you vote and assist you in the voting process.  If you have any questions, please call the proxy information line at 1-866-434-1954.

Sincerely,

CHARLES M. ROYCE
President

IMPORTANT INFORMATION

Enclosed is a Proxy Statement for an upcoming special shareholder meeting.  While we encourage you to carefully read the full text of the enclosed Proxy Statement, here is a brief overview of matters to be voted on:

Q.  What am I being asked to vote “FOR” on this proxy?

A.  This proxy has five proposals to approve certain changes to the fundamental investment restrictions of Pennsylvania Mutual Fund (“Pennsylvania Mutual”), Royce Premier Fund (“Premier”), Royce Low-Priced Stock Fund (“Low-Priced Stock”), Royce Total Return Fund (“Total Return”), Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Dividend Value Fund (each a “Fund,” collectively the “Funds”), as set forth below:

Proposal	Fund(s) Solicited
1. Eliminate the fundamental investment restriction that limits investment in the securities of foreign issuers.	All Funds

2. Eliminate the fundamental investment restriction that prohibits investment in the securities of other investment companies.	Premier, Low-Priced Stock and Total Return

3. Eliminate the fundamental investment restriction that prohibits investment in restricted securities.	Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return

4. Amend the fundamental investment restriction that prohibits “ownership” of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the “acquisition” of more than 10% of the outstanding voting securities of any one issuer.

Pennsylvania Mutual

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Proposal	Fund(s) Solicited
5. Amend the fundamental investment restriction that prohibits purchases of warrants, rights or options in order to permit investment in up to 5% of total assets in warrants, rights and options.	Pennsylvania Mutual

Q.  Why am I being asked to vote on changes to the fundamental investment restrictions?

A.  Royce & Associates, LLC (“Royce”) believes that these changes are important to the Funds’ operations but will not change the overall investment strategy of the Funds.  Rather, Royce believes that the changes will be beneficial to shareholders because they will give Royce more flexibility to seek to achieve the Funds’ investment goals and/or earn additional income for the Funds.

Q.  How does the Board of Trustees recommend shareholders vote on the proposals?

A.  The Board of Trustees has unanimously recommended that shareholders vote “FOR” the proposals.  The Board believes that the proposed changes are in the best interests of the Funds and their shareholders.

Q.  How can I vote my proxy?

A.  For your convenience, there are several ways you can vote.  Please see your proxy card for specific instructions on how to vote via telephone or the internet.

Q.  Why is it important to vote my proxy promptly?

A.  You will save the Funds the expense of additional proxy solicitation. As important to some, you will not get a telephone call from the proxy solicitation firm retained by the Funds!

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THE ROYCE FUND (8 Series)

PENNSYLVANIA MUTUAL FUND	ROYCE VALUE FUND
ROYCE PREMIER FUND	ROYCE VALUE PLUS FUND
ROYCE LOW-PRICED STOCK FUND	ROYCE 100 FUND
ROYCE TOTAL RETURN FUND	ROYCE DIVIDEND VALUE FUND

1414 Avenue of the Americas
New York, NY 10019
____________

NOTICE OF SPECIAL  MEETING OF SHAREHOLDERS

____________

TO BE HELD ON SEPTEMBER 6, 2007

To the Shareholders of:

THE ROYCE FUND (8 Series)

Pennsylvania Mutual Fund	Royce Value Fund
Royce Premier Fund	Royce Value Plus Fund
Royce Low-Priced Stock Fund	Royce 100 Fund
Royce Total Return Fund	Royce Dividend Value Fund

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “Meeting”) of each of Pennsylvania Mutual Fund (“Pennsylvania Mutual”), Royce Premier Fund (“Premier”), Royce Low-Priced Stock Fund (“Low-Priced Stock”), Royce Total Return Fund (“Total Return”), Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Dividend Value Fund (each a “Fund” and collectively, the “Funds”) of The Royce Fund (the “Trust”), will be held at the offices of the Trust, 1414 Avenue of the Americas, New York, NY 10019 (10th Floor), on September 6, 2007 at 3:00 p.m. (Eastern time), for the following purposes:

1.	To approve the elimination of each Fund’s fundamental investment restriction that limits investment in the securities of foreign issuers (shareholders of each Fund voting separately).

2.

To approve the elimination of certain of the Funds’ fundamental investment restriction that prohibits investment in the securities of other investment companies (shareholders of each of Premier, Low-Priced Stock and Total Return voting separately).

3.

To approve the elimination of certain of the Funds’ fundamental investment restriction that prohibits investment in restricted securities (shareholders of each of Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return voting separately).

4.

To approve the amendment of Pennsylvania Mutual’s fundamental investment restriction that prohibits “ownership” of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the “acquisition” of more than 10% of the outstanding voting securities of any one issuer (shareholders of Pennsylvania Mutual voting separately).

5.

To approve the amendment of Pennsylvania Mutual’s fundamental investment restriction that prohibits purchases of warrants, rights or options in order to allow it to invest up to 5% of its total assets in warrants rights and options (shareholders of Pennsylvania Mutual voting separately).

6.	To transact such other business as may come before the meeting or any adjournment thereof.

The Board of Trustees has fixed the close of business on June 28, 2007 as the record date for the determination of those shareholders entitled to vote at the Meeting, and only holders of record at the close of business on that date will be entitled to vote.

IMPORTANT

To save the Funds the expense of additional proxy solicitation, please insert your instructions on the enclosed Proxy, date and sign it and return it in the enclosed envelope (which requires no postage if mailed in the United States) or utilize the other methods as indicated on the enclosed Proxy, even if you expect to be present at the Meeting. The Proxy is solicited on behalf of the Board of Trustees, is revocable and will not affect your right to vote in person in the event that you attend the Meeting.

By order of the Board of Trustees.

John E. Denneen, Secretary

Dated:  July 13, 2007

PROXY STATEMENT

THE ROYCE FUND (8 Series)

PENNSYLVANIA MUTUAL FUND	ROYCE VALUE FUND
ROYCE PREMIER FUND	ROYCE VALUE PLUS FUND
ROYCE LOW-PRICED STOCK FUND	ROYCE 100 FUND
ROYCE TOTAL RETURN FUND	ROYCE DIVIDEND VALUE FUND

1414 Avenue of the Americas
New York, NY 10019

SPECIAL MEETING OF SHAREHOLDERS
SEPTEMBER 6, 2007

INTRODUCTION

The enclosed Proxy is solicited on behalf of the Trustees of The Royce Fund (the “Trust”) for use at a Special Meeting of Shareholders (the “Meeting”) of each of Pennsylvania Mutual Fund (“Pennsylvania Mutual”), Royce Premier Fund (“Premier”), Royce Low-Priced Stock Fund (“Low-Priced Stock”), Royce Total Return Fund (“Total Return”), Royce Value Fund, Royce Value Plus Fund, Royce 100 Fund and Royce Dividend Value Fund (“Dividend Value”) (each a “Fund” and collectively, the “Funds”), each a series of the Trust, to be held at the offices of the Trust, 1414 Avenue of the Americas, New York, NY 10019 (10th Floor), at 3:00 p.m., (Eastern time), on September 6, 2007 and at any adjournments thereof. The approximate mailing date of this Proxy Statement is July 20, 2007.

The purpose of the Meeting is to vote on the elimination and/or amendment of certain fundamental investment restrictions of the Funds.  All properly executed Proxies received prior to the Meeting will be voted at the Meeting in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, Proxies will be voted “FOR” the approval of the proposed changes to the Funds’ fundamental investment restrictions.

You may revoke your Proxy at any time before it is exercised by sending written instructions to the Secretary of the Trust at the Trust’s address indicated above or by filing a new Proxy with a later date, and any shareholder attending the Meeting may vote in person, whether or not he or she has previously filed a Proxy.

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The Trust has retained Computershare Fund Services, Inc. (“Computershare”), 280 Oser Avenue, Hauppauge, NY 11788, to aid in the solicitation of Proxies, at an estimated cost of $645,000 to $1,060,000. Some officers and employees of the Trust, Royce & Associates, LLC (“Royce”) and Computershare may solicit proxies personally and by telephone, if deemed desirable. Shareholders vote at the Meeting by casting ballots (in person or by proxy) which are tabulated by one or two persons, appointed by the Board of Trustees before the Meeting, who serve as Inspectors and Judges of Voting at the Meeting and who have executed an Inspectors and Judges Oath.

The Board of Trustees has set the close of business on June 28, 2007 as the record date (the “Record Date”) for determining those shareholders of the Funds entitled to notice of and to vote at the Meeting or any adjournment thereof, and only holders of record at the close of business on that day will be entitled to vote. Each share is entitled to one vote on each item of business at the Meeting (proportional voting rights for fractional shares held).  The vote required for approval of Proposals 1 - 5 (elimination or amendment of certain fundamental investment restrictions) is a majority of a Fund’s outstanding voting securities as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), which is the lesser of (i) more than 50% of a Fund’s outstanding shares or (ii) 67% or more of a Fund’s shares present at the Meeting, if the holders of more than 50% of a Fund’s shares are present or represented at the Meeting.

The Board of Trustees knows of no business other than that stated in the Proposals in the Notice of Special Meeting that will be presented for consideration at the Meeting. If any other matter is properly presented at the Meeting or any adjournment thereof, it is the intention of the persons named on the enclosed proxy card to vote in accordance with their best judgment.

Information About Share Ownership

As of the Record Date, each Fund had outstanding the number of shares as indicated in Appendix 1 to this Proxy Statement.   Except as set forth in Appendix 1, to the Trust’s knowledge, as of the Record Date, no person is the beneficial owner of five percent of more of the Trust’s outstanding shares or five percent or more of the shares of any Fund.  In addition, as of the Record Date, all of the Trustees and officers of the Trust, individually and as a group, owned the approximate percentage of shares of the Funds as indicated on Appendix 1 to this Proxy Statement.

Charles M. Royce, Chairman of the Board of Trustees of the Trust, who beneficially held approximately 20% of Dividend Value’s outstanding

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shares as of the Record Date, has indicated he intends to vote his shares in favor of Proposal 1.

SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS*

Proposal	Fund(s) Solicited
1. To approve the elimination of each Fund’s fundamental investment restriction that limits investment in the securities of foreign issuers.	All Funds (shareholders of each Fund voting separately)

2. To approve the elimination of certain of the Funds’ fundamental investment restriction that prohibits investment in the securities of other investment companies.	Premier, Low-Priced Stock and Total Return (shareholders of each Premier, Low-Priced Stock and Total Return voting separately)

3. To approve the elimination of certain of the Funds’ fundamental investment restriction that prohibits investment in restricted securities.	Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return (shareholders of each of Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return voting separately)

4. To approve the amendment of Pennsylvania Mutual’s fundamental investment restriction that prohibits “ownership” of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the “acquisition” of more than 10% of the outstanding voting securities of any one issuer.

Pennsylvania Mutual (shareholders of Pennsylvania Mutual voting separately)

5. To approve the amendment of Pennsylvania Mutual’s fundamental investment restriction that prohibits purchases of warrants, rights or options in order to allow investment of up to 5% of its total assets in warrants, rights and options.

Pennsylvania Mutual (shareholders of Pennsylvania Mutual voting separately)

*  Please see Appendix 2 for a list of the existing and proposed fundamental investment restrictions for the Funds.

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PROPOSAL 1:  TO APPROVE THE ELIMINATION OF EACH FUND’S FUNDAMENTAL INVESTMENT RESTRICTION THAT LIMITS INVESTMENT IN THE SECURITIES OF FOREIGN ISSUERS

The Board of Trustees of the Trust has approved, and unanimously recommends to the Fund’s shareholders for their approval, a proposal to eliminate the fundamental investment restriction that limits each Fund’s investment in the securities of foreign issuers to no more than 10% of their respective total assets. In addition, the Board of Trustees has approved, subject to shareholder approval of Proposal 1, the establishment of a non-fundamental investment restriction that would prohibit each Fund from investing more than 25% of their respective net assets in the securities of foreign issuers (For purposes of this restriction, securities issued by a foreign domiciled company that are registered with the SEC under Section 12(b) or (g) of the Securities Exchange Act of 1934 are not treated as securities of foreign issuers). This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust’s Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds’ shareholders.  Royce and the Trust’s Board of Trustees believe that this proposed change is appropriate and in the best interests of each Fund’s shareholders because it will give Royce more flexibility to seek to achieve each Fund’s investment goal of long-term growth of capital.

Current Fundamental Restriction

Currently, as a matter of fundamental policy, each Fund may not invest more than 10% of their total assets in the securities of foreign issuers.

Proposed Elimination

If Proposal 1 is approved by a Fund’s shareholders, that Fund will be permitted to invest in the securities of foreign issuers in amounts greater than 10% of total assets.  Royce believes that the ability to invest a higher percentage of the Funds’ assets in the securities of foreign issuers may provide enhanced investment opportunities including increased diversification to the Funds by giving them the ability to add securities from various foreign countries (i) which offer different investment opportunities, (ii) that generally are affected by different economic trends and (iii) whose stock markets do not generally move in a manner parallel to U.S. markets. At the same time, these opportunities and trends involve risks that may not be encountered in U.S. investments, including adverse political, social, economic or other developments that are unique to a particular region or country.  Therefore, the prices of foreign companies in particular countries or regions may, at times, move in a different direction than those of the

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securities of U.S. issuers.  From time to time, foreign capital markets may exhibit more volatility than those in the United States.  It is expected that the Funds’ investments in foreign companies will usually be denominated in or tied to the currencies of the countries in which they are primarily traded. Because the Funds do not intend to hedge their foreign currency exposure, the U.S. dollar value of the Funds’ investments may be harmed by declines in the value of foreign currencies in relation to the U.S. dollar. This may occur even if the value of the investment in the currency’s home country has not declined.  These risk factors may affect the prices of foreign securities issued by companies domiciled in developing countries (also known as “emerging markets”) more than those domiciled in developed countries.  For example, many developing countries have, in the past, experienced high rates of inflation or sharply devalued their currencies against the U.S. dollar, thereby causing the value of investments in companies located in those countries to decline.  Transaction costs are often higher in developing countries, and there may be delays in settlement procedures.

There may be less information available about a foreign company than a domestic company; foreign companies may not be subject to accounting, auditing and reporting standards and requirements comparable to those applicable to domestic companies; and foreign markets, brokers and issuers are generally subject to less extensive government regulation than their domestic counterparts.  Markets for foreign securities may be less liquid and may be subject to greater price volatility than those for domestic securities. Foreign brokerage commissions and custodial fees are generally higher than those in the United States.  Foreign markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, thereby making it difficult to conduct such transactions.  Delays or problems with settlements might affect the liquidity of a Fund’s portfolio.  Foreign investments may also be subject to local economic and political risks, political, economic and social instability, military action or unrest or adverse diplomatic developments, and possible nationalization of issuers or expropriation of their assets, which might adversely affect a Fund’s ability to realize on its investment in such securities.  Royce may not be able to anticipate these potential events or counter their effects.  Furthermore, some foreign securities are subject to brokerage taxes levied by foreign governments, which have the effect of increasing the cost of such investment and reducing the realized gain or increasing the realized loss on such securities at the time of sale.

Exchange control regulations in such foreign markets may also adversely affect the Funds’ foreign investments and the Funds’ ability to make certain distributions necessary to maintain their eligibility as regulated investment

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companies and avoid the imposition of income and excise taxes may, to that extent, be limited.

The risks described above for foreign investments, including the risks of nationalization and expropriation of assets, would generally be increased to the extent that a Fund invests in companies located in developing countries.

PROPOSAL 2:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS INVESTMENT IN THE SECURITIES OF OTHER INVESTMENT COMPANIES

The Board of Trustees of the Trust has approved, and unanimously recommends to Premier’s, Low-Priced Stock’s and Total Return’s shareholders for their approval, a proposal to eliminate the fundamental investment restriction that prohibits each Fund from investing in the securities of other investment companies.  Royce and the Trust’s Board of Trustees believe that this proposed change is appropriate and in the best interests of each Fund’s shareholders because it will give Royce more flexibility to seek to achieve each Fund’s investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, Premier, Low-Priced Stock and Total Return may not invest in the securities of other investment companies.

Proposed Elimination

If Proposal 2 is approved by a Fund’s shareholders, the above current fundamental investment restriction would be eliminated and that Fund would be permitted to invest in other investment companies to the extent permitted under the 1940 Act. In general, this means that each Fund will be permitted to invest up to 10% of its total assets in the securities of other investment companies (open or closed-end), including up to 5% of its total assets in the securities in any one other investment company, provided that the Fund does not own more than 3% of the total outstanding voting stock of such investment company. The Securities and Exchange Commission (the “SEC”) has adopted a rule to permit investments in money market funds in excess of the above described limits. The SEC has also granted orders for exemptive relief to certain exchange-traded funds that permit investments in those exchange-traded funds by other investment companies, such as the Funds, in excess of the above-described limits.  Royce believes that the ability to invest in the securities of other investment companies may provide enhanced investment opportunities, and as discussed below under

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Proposal 3, enable the Funds to invest collateral received on their securities lending activities in other investment companies.

The other investment companies in which each Fund may invest usually have their own management fees and other expenses, and Royce will also earn its own fee on Fund assets invested in such other companies, which would result in a duplication of fees to the extent of any such investment. However, Royce will waive its management fee on any Fund net assets invested in U.S. registered investment companies (other than exchange-traded funds, closed-end funds, and any cash collateral received in connection with securities lending activities that may be invested in money market funds).  The Funds have no basis to estimate what the increase in their expenses, if any, would be due to their investment in securities issued by other investment companies.  It is anticipated that the Funds will invest in money market funds primarily as a means to invest cash collateral received from securities lending activities which will not negatively impact the Funds’ expense ratios.  The Funds do not believe that other investments in investment companies would have a material impact on the overall expense ratio of any of the Funds.

PROPOSAL 3:  TO APPROVE THE ELIMINATION OF CERTAIN OF THE FUNDS’ FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS INVESTMENT IN RESTRICTED SECURITIES

The Board of Trustees of the Trust has approved, and unanimously recommends to Pennsylvania Mutual’s, Premier’s, Low-Priced Stock’s and Total Return’s shareholders for their approval, a proposal to eliminate the fundamental investment restriction that prohibits investment in restricted securities. In addition, the Board of Trustees has approved, subject to shareholder approval of Proposal 3, the establishment of a non-fundamental investment restriction that would prohibit each Fund from investing more than 15% of their respective net assets in restricted securities.  This non-fundamental investment restriction would only be subject to elimination or change by action of the Trust’s Board of Trustees (without shareholder approval) after not less than 30 days prior written notice to the Funds’ shareholders.  Royce and the Trust’s Board of Trustees believe that this proposed change is appropriate and in the best interests of each Fund’s shareholders because it will give Royce more flexibility to seek to achieve each Fund’s investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return may not invest in restricted securities.

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Proposed Elimination

If Proposal 3 is approved by a Fund’s shareholders, the above current fundamental investment restriction would be eliminated and a non-fundamental investment restriction would go into effect that would permit that Fund to invest up to 15% of its net assets in restricted securities.   Royce believes that the ability to invest in restricted securities may provide enhanced investment opportunities that would not otherwise be available to the Funds.  In addition, Royce believes that allowing the Funds to invest in restricted securities may provide the Funds with the opportunity to realize more income from its securities lending transactions.  The Funds currently may each loan up to 25% of their assets to qualified brokers, dealers or institutions for their use relating to short sales or other security transactions (provided that such loans are secured by collateral equal at all times to at least 100% of the value of the securities loaned). Loans of the Funds’ portfolio securities must be fully collateralized by securities issued or guaranteed by the U.S. government or its agencies or instrumentalities or by cash.  When the collateral is cash, the Funds are responsible for investing it. If the Funds engage in securities lending transactions, they will have the opportunity to invest such cash collateral in a money market fund sponsored by its custodian bank. Although the money market fund is registered under the 1940 Act, its shares are offered for sale only in private placement transactions to certain institutional investors such as the Funds.  Its shares are not registered under the Securities Act of 1933 (the “Securities Act”) and, therefore, constitute restricted securities.  Allowing the Funds to invest in the shares of such a money market fund should enable the Funds to realize more income from their securities lending transactions than they would if the collateral consisted of U.S. government securities or other money market funds registered under the Securities Act.

In addition to the money market fund discussed above, the elimination of the investment restriction will also allow the Funds to invest in other restricted securities.  Restricted securities include securities subject to contractual or legal restrictions on resale because they are not registered under the Securities Act. Securities which are not registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer, a control person of the issuer or another investor holding such securities.  Such securities may have to be held for a substantial period of time because of market or industry conditions, the developmental stage at which they are purchased and/or legal restrictions on sale. The Trust does not consider securities to be “restricted” if they may be sold by the Funds without restriction in the market in which they are primarily traded outside the United States.

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PROPOSAL 4:  TO APPROVE THE AMENDMENT OF PENNSYLVANIA MUTUAL’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS “OWNERSHIP” OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER SO THAT IT ONLY PROHIBITS THE “ACQUISITION” OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER

The Board of Trustees of the Trust has approved, and unanimously recommends to Pennsylvania Mutual’s shareholders for their approval, a proposal to amend the fundamental investment restriction that prohibits Pennsylvania Mutual from owning more than 10% of the outstanding voting securities of any one issuer.  Royce and the Trust’s Board of Trustees believe that this proposed change is appropriate and in the best interests of the Fund’s shareholders because it may avoid the need for the Fund to sell voting securities of one issuer because of that issuer’s repurchase of its own securities or due to some other corporate action of the issuer beyond the Fund’s control that has caused the Fund’s ownership in such issuer to increase above 10% of its outstanding voting securities.

Current Fundamental Restriction

As a matter of fundamental policy, Pennsylvania Mutual may not “own” more than 10% of the outstanding voting securities of any one issuer.

Proposed Amendment

Unlike other series of the Trust, Pennsylvania Mutual currently is subject to a fundamental restriction stating that it may not “own” more than 10% of the outstanding voting securities of any one issuer.  If Proposal 4 is approved by the Fund’s shareholders, this fundamental investment restriction would be amended to state that Pennsylvania Mutual may not “acquire” more than 10% of the outstanding voting securities of any one issuer.  Therefore, it would be possible for the Fund to own more than 10% of the outstanding voting securities of one issuer, if the number of such outstanding securities is reduced by the issuer subsequent to the Fund’s most recent purchase. Currently, the Fund may not take on the risk of such a high level of ownership in one issuer and would be forced to sell its shares to reduce its exposure to such issuer.  Royce believes that this amendment would benefit the Fund by eliminating the necessity to reduce a holding of a particular security when the Fund’s ownership in such security exceeds 10% of the issuing company’s outstanding voting securities through actions outside the control of the Fund.

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PROPOSAL 5:  TO APPROVE THE AMENDMENT OF PENNSYLVANIA MUTUAL’S FUNDAMENTAL INVESTMENT RESTRICTION THAT PROHIBITS PURCHASES OF WARRANTS, RIGHTS OR OPTIONS IN ORDER TO ALLOW IT TO INVEST UP TO 5% OF ITS TOTAL ASSETS IN WARRANTS, RIGHTS AND OPTIONS

The Board of Trustees of the Trust has approved, and unanimously recommends to Pennsylvania Mutual’s shareholders for their approval, a proposal to amend a fundamental investment restriction prohibiting Pennsylvania Mutual from purchasing warrants, rights or options.  Royce and the Trust’s Board of Trustees believe that this proposed change is appropriate and in the best interests of the Fund’s shareholders because it will give Royce more flexibility to seek to achieve the Fund’s investment goal of long-term growth of capital.

Current Fundamental Restriction

As a matter of fundamental policy, Pennsylvania Mutual may not purchase any warrants, rights or options.

Proposed Amendment

If Proposal 5 is approved by the Fund’s shareholders, the above current fundamental investment restriction would be amended to permit Pennsylvania Mutual to invest no more than 5% of its total assets in warrants, rights and options.

A warrant, right or call option entitles the holder to purchase a given security within a specified period for a specified price and does not represent an ownership interest. A put option gives the holder the right to sell a particular security at a specified price during the term of the option.  The purchase price of an option is called the “premium.”  The potential loss to an option buyer is limited to the amount of the premium plus transaction costs. These securities have no voting rights, pay no dividends and have no liquidation rights.  In addition, their market prices do not necessarily move parallel to the market prices of the underlying securities.  For example, the value of a warrant may decline because of a decrease in the value of the underlying security, passage of time or change in the perception as to the potential of the underlying security or any combination thereof. If the market price of the underlying security is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Investing in warrants, rights and call options on a given security will allow the Fund to hold an interest in that

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security without having to commit assets equal to the market price of the underlying security and, in the case of securities market indices, to participate in a market without having to purchase all of the securities comprising the index.  Put options, whether on shares of common stock of a single company or on a securities market index, would permit the Fund to protect the value of a portfolio security against a decline in its market price and/or to benefit from an anticipated decline in the market price of a given security or of a market.  Thus, investing in warrants, rights and options permits a Fund to incur additional risk and/or to hedge against risk.

The sale of warrants, rights or options held for more than one year generally results in a long-term capital gain or loss to the Fund, and the sale of warrants, rights or options held for one year or less generally results in a short-term capital gain or loss.  The holding period for securities acquired upon exercise of a warrant, right or call option, however, generally begins on the day after the date of exercise, regardless of how long the warrant, right or option was held.  The securities underlying warrants, rights and options could include shares of common stock of a single company or securities market indices representing shares of the common stocks of a group of companies, such as the S&P Small-Cap 600.

REASONS FOR THE PROPOSALS

Royce has proposed that the Funds change certain of their fundamental investment restrictions as described above in Proposals 1 - 5 of this Proxy Statement.  Royce advised the Board that these changes are not a means to alter the overall investment strategy of the Funds but rather are an opportunity that Royce believes would benefit shareholders because they will give Royce more flexibility to seek to achieve the Funds’ investment goals.

At a meeting of the Board of Trustees held on June 7, 2007, the Board considered the impact of the proposed changes to the Funds’ fundamental investment restrictions and weighed the potential advantages of expanded investment flexibility and additional income, as applicable, with the possibility that the changes would cause the Funds to engage in investment strategies that involve increased risk and could result in lower returns for the Funds’ shareholders.   The Board concluded that recommending approval of Proposals 1 - 5 was in the best interests of shareholders because the Proposals potentially benefit shareholders with improved performance by allowing Royce to seek broader investment opportunities to achieve the Funds’ investment goals.

11

RECOMMENDATION OF THE TRUSTEES; REQUIRED VOTES

The Trustees unanimously recommend that each Fund’s shareholders vote to approve the changes to the Funds’ fundamental investment restrictions. Such approval must be by the favorable vote of the lesser of (i) more than 50% of a Fund’s outstanding shares or (ii) 67% or more of a Fund’s shares present at the Meeting, if the holders of more than 50% of a Fund’s shares are present or represented at the Meeting.

ADJOURNMENT OF MEETING; OTHER MATTERS

A quorum of shareholders is necessary to hold a valid meeting.  Under the By-laws of the Trust, a quorum will exist if shareholders entitled to vote more than 50% of the issued and outstanding shares of a Fund on the Record Date are present at the Meeting in person or by proxy.  Abstentions are counted for the purposes of determining both the presence or absence of a quorum at the Meeting and the total number of shares present at the Meeting.  In the event that sufficient votes in favor of Proposals 1 - 5 are not received by the time scheduled for the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies for such Proposals.  Any such adjournment will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of Proposals 1 - 5.  They will vote against any such adjournment those proxies required to be voted against Proposals 1 - 5.

While the Meeting has been called to transact any business that may properly come before it, the only matters which the Trustees intend to present are the matters stated in the Notice of Special Meeting.  However, if any additional matter properly comes before the Meeting and on all matters incidental to the conduct of the Meeting, it is the intention of the persons named in the enclosed proxy to vote the proxy in accordance with their judgment on such matters unless instructed to the contrary.

Under the New York Stock Exchange rules that govern brokers who have record ownership of shares that are held in “street name” for their customers, who are the beneficial owners of the shares, brokers have the discretion to vote such shares on routine matters, but do not have the discretion to vote such shares on non-routine matters.  With respect to the Proposals, it is not expected that brokers will be permitted to vote Fund shares in their discretion.  Proxies that are returned but that are marked “abstain” or on which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will be counted as present for the purposes of a quorum.

12

Abstentions and broker non-votes will not be counted as votes cast. Therefore, abstentions and broker non-votes will have the same effect as a vote against the Proposals.

ADDRESS OF THE INVESTMENT ADVISER

Royce’s principal office is located at 1414 Avenue of the Americas, New York, NY  10019.

ADDRESS OF THE DISTRIBUTOR

Royce Fund Services, Inc.’s principal office is located at 1414 Avenue of the Americas, New York, NY  10019.

ANNUAL REPORT DELIVERY

The Funds’ Annual Report to Shareholders for the year ended December 31, 2006 was previously mailed to shareholders in late February 2007.  Copies of the Annual Report are available upon request, without charge, by writing to the Trust at 1414 Avenue of the Americas, New York, NY 10019 or calling toll-free at 1-800-221-4268.

SHAREHOLDER PROPOSALS

Neither the Funds nor the Trust holds annual shareholder meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent Trust or Fund shareholder meeting should send their written proposals to the Secretary of the Trust, 1414 Avenue of the Americas, New York, NY 10019.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may send only one proxy statement unless you or the other shareholder(s) request otherwise.  Call or write to the Trust if you wish to receive a separate copy of the proxy statement, and the Trust will promptly mail a copy to you.  You may also call or write to the Trust if you wish to receive a separate proxy in the future, or if you are receiving multiple copies now, and wish to receive a single copy in the future.  For such requests, call 1-800-221-4268, or write the Trust at 1414 Avenue of the Americas, New York, NY 10019.

13

PLEASE FILL IN, DATE AND SIGN THE PROXY AND RETURN IT IN THE ACCOMPANYING POSTAGE-PAID ENVELOPE.

By order of the Board of Trustees.

John E. Denneen, Secretary

Dated: July 13, 2007

14

Appendix 1

As of the Record Date, Pennsylvania Mutual Fund (“Pennsylvania Mutual”), Royce Premier Fund (“Premier”), Royce Low-Priced Stock Fund (“Low-Priced Stock”), Royce Total Return Fund (“Total Return”), Royce Value Fund (“Value”), Royce Value Plus Fund (“Value Plus”), Royce 100 Fund (“100 Fund”) and Royce Dividend Value Fund (“Dividend Value”) each had outstanding the number of shares as indicated in the table below:

Fund	Class	Shares Outstanding
Pennsylvania Mutual	Consultant Investment R Service	108,084,155 273,226,026 7,868 4,575,355

Premier	Consultant Institutional Investment R Service W	2,882,731 21,557,878 195,508,718 4,907 12,056,319 16,211,038

Low-Priced Stock	Institutional Investment R Service	41,581,353 77,516 5,350 231,955,329

Total Return	Consultant Institutional Investment R Service W	49,729,129 21,012,686 315,978,854 6,720 23,445,765 17,392,923

Value	Consultant Institutional Investment Service	816,222 15,033,235 325,633 54,554,894

Value Plus	Consultant Institutional Investment Service	2,461,015 5,119,762 355,951 164,420,118

A1-1

Fund	Class	Shares Outstanding
100 Fund	Investment Service	103,535 4,003,737

Dividend Value	Service	1,154,184

The following persons were known to the Trust to be beneficial owners or owners of record of 5% or more of the outstanding shares of beneficial interest of each of the Funds as of the Record Date:

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pennsylvania Mutual
Investment Class

MLPF&S For the Sole Benefit	25,523,699	Record	9.34%
of its Customers
4800 Deer Lake Dr. E Fl. 2
Jacksonville, FL 32246-6484

Charles Schwab & Co., Inc. Reinvest Account	24,440,076	Record	8.95%
101 Montgomery Street
San Francisco, CA 94104-4122

Pershing LLC	17,887,490	Record	6.55%
P.O. Box 2052
Jersey City, NJ 07303-2052

Fidelity Investments Institutional	16,969,024	Record	6.21%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Pennsylvania Mutual
R Class

Royce Associates MPPP FBO	7,868	Record	100%
Charles M. Royce
1414 Avenue of the Americas
New York, NY 10019-2514

A1-2

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Pennsylvania Mutual
Service Class

State Street Bank as Trustee	1,874,735	Record	40.97%
FBO Olin Corp Contrib EE
EE Ownership Plan
105 Rosemont Rd.
Westwood, MA 02090-2318

State Street Bank and Trust TTEE	1,000,883	Record	21.88%
FBO Citistreet Corp
1 Heritage Dr.
Quincy, MA 02171-2105

AST Capital Trust Co. Trustee FBO	701,983	Record	15.34%
Windermere Real Estate Retire Plan
2800 N. Central Avenue, Suite 900
Phoenix, AZ 85004-1037

Emjayco	435,188	Record	9.51%
FBO Micros Systems Inc 401(k) PS
P.O. Box 170910
Milwaukee, WI 53217-0909

Premier
Consultant Class

Pershing LLC	161,512	Record	5.60%
P.O. Box 2052
Jersey City, NJ 07303-2052

Premier
Institutional Class

JP Morgan Chase Bank	6,177,225	Record	28.65%
c/o JPM/AC RPS
The Interpublic Group of Co. Inc.
Savings Plan 01/01/2003
P.O. Box 419784
Kansas City, MO 64141-6784

State Street Bank and Trust TFEE	2,987,574	Record	13.86%
UBS Svngs & Investment Plan
105 Rosemont Road
Westwood, MA 02090-2318

A1-3

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

The Northern Trust Company	2,650,668	Record	12.30%
as Trustee FBO Nortel - DV
P.O. Box 92994
Chicago, IL 60675-2994

Fidelity Investments Institutional	1,225,908	Record	5.69%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Onedun	1,082,998	Record	5.02%
218 W Main St.
West Dundee, IL 60118-2019

Premier
Investment Class

Charles Schwab & Co., Inc.	51,994,272	Record	26.59%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4151

Citigroup Global Markets Inc.	13,643,409	Record	6.98%
388 Greenwich Street
New York, NY 10013-2375

Premier
R Class

Royce Associates MPPP FBO	4,907	Record and	100%
Charles M. Royce		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

Premier
Service Class

Saxon and Co.	1,457,405	Record	12.09%
P.O. Box 7780-1888
Philadelphia, PA 19182-0001

A1-4

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

JP Morgan Chase TTEE	947,292	Record	7.86%
Comsys 401(k) Plan DTD 1-1-05
c/o JPMRPS Mgmt RPTG Team
9300 Ward Parkway
Kansas City, MO 64114-3317

JP Morgan TTEE	844,522	Record	7.00%
Colonial Pipeline Company 401(k)
Investment Plan UA DTD 06/01/1999
c/o JPMC/AC Ret Attn 5500 TEAM
P.O. Box 419784
Kansas City, MO 64141-6784

ICMA Retirement Services	698,523	Record	5.79%
Vantage Trust NAV
777 N. Capitol St. NE, Suite 600
Washington, D.C. 20002-4240

NFS LLC FEBO	673,811	Record	5.59%
AST Trust Company
P.O. Box 52129
Phoenix, AZ 85072-2129

Premier
W Class

Prudential Investment Management	14,868,321	Record	91.72%
Service FBO of Mutual Fund Clients
Mail Stop 194-201
3 Gateway Center - Suite 11
Newark, NJ 07102-4000

Patterson & Co.	1,175,448	Record	7.25%
Omnibus NC 1151
1525 West WT Harris Blvd.
Charlotte, NC 28288-0001

Low-Priced Stock
Institutional Class

Fidelity Investments Institutional	31,469,280	Record	75.68%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

A1-5

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Custodial Trust Co. TTEE	3,575,596	Record	8.60%
The Bear Stearns Co. Inc. CAS or
DEF Comp. Plan
115 S. Jefferson Road
Whippany, NJ 07981-1029

Low-Priced Stock
Investment Class

Royce & Associates Inc. MPPP	48,162	Record and	62.13%
FBO Karen P. Free		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

State Street Bank and Trust Co.	5,539	Record	7.15%
IRA R/O David A. Danielson
52 E. South Street
Worthington, OH 43085-4128

Charles M. Royce	3,971	Record and	5.12%
c/o Royce Management Co.		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

Low-Priced Stock
R Class

Royce Associates MPPP FBO	5,350	Record and	100%
Charles M. Royce		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

Low-Priced Stock
Service Class

Charles Schwab & Co., Inc.	56,104,268	Record	24.19%
Reinvestment Account
101 Montgomery Street
San Francisco, CA 94104-4151

Fidelity Investments Institutional	45,031,327	Record	19.41%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

A1-6

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Total Return
Institutional Class

State Street Bank & Trust Company	4,050,943	Record	19.28%
FBO Cummins Inc. & Affiliates
Retirement & Savings Plan
1 Heritage Drive
Quincy, MA 02171-2105

AST Capital Trust of DE as	2,372,028	Record	11.29%
TTEE FBO
Group Health Permanent 401K
P.O. Box 52129
Phoenix, AZ 85072-2129

Vanguard Fiduciary Trust Company	1,971,084	Record	9.38%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Valley Forge, PA 19482-2600

Nationwide Trust Company	1,537,309	Record	7.32%
FBO Bloomberg LP 401K Plan
98 San Jacinto Blvd. - Suite 1100
Austin, TX 78701-4255

Fidelity Investments Institutional	1,378,586	Record	6.56%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way
Covington, KY 41015-1999

NFS LLC FEBO	1,308,564	Record	6.23%
MB Financial Bank
6111 N. River Road
Rosemont, IL 60018-5158

Total Return
Investment Class

Charles Schwab & Co. Inc.	77,456,842	Record	24.51%
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	29,795,662	Record	9.43%
P.O. Box 2052
Jersey City, NJ 07303-2052

A1-7

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Total Return
R Class

Royce Associates MPPP FBO	6,720	Record and	100%
Charles M. Royce		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

Total Return
Service Class

Vanguard Fiduciary Trust Company	5,463,031	Record	23.30%
Royce Funds Omnibus
P.O. Box 2600 VM 613
Valley Forge, PA 19482-2600

Wachovia Bank FBO	4,142,551	Record	17.67%
Various Retirement Plans
1525 West Wt. Harris Blvd.
Charlotte, NC 28288-0001

State Street Bank and Trust Co.	1,857,293	Record	7.92%
Hallmark Cards Inc.
226 Franklin Street
Boston, MA 02110-2807

Nationwide Trust Company TTEE	1,178,309	Record	5.03%
Alliance Data Systems 401K &
Retirement Savings Plan
P.O. Box 1412
Austin, TX 78767-1412

Total Return
W Class

Prudential Investment Management	17,310,790	Record	99.53%
Service FBO of Mutual Fund Clients
Mail Stop 194-201
3 Gateway Center, Suite 11
Newark, NJ 07102-4000

Value
Consultant Class

Citigroup Global Markets Inc.	84,651	Record	10.37%
333 West 34th Street - 3rd Floor
New York, NY 10001-2402

A1-8

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Value
Institutional Class

Legg Mason Partners Lifestyle	4,370,060	Record	29.07%
Series Inc. Allocation 85%
125 Broad Street, Fl. 11
New York, NY 10004-2400

Legg Mason Partners Lifestyle	3,737,436	Record	24.86%
Series Inc. Allocation 70%
125 Broad Street, Fl. 11
New York, NY 10004-2400

Legg Mason Partners Lifestyle	1,766,964	Record	11.75%
Series Inc. Allocation 50%
125 Broad Street, Fl. 11
New York, NY 10004-2400

Legg Mason Variable Lifestyle	1,101,603	Record	7.33%
Allocation 50%
125 Broad Street, Fl. 11
New York, NY 10004-2400

Legg Mason Partners Variable	776,330	Record	5.16%
Lifestyle Allocation 70%
125 Broad Street, Fl. 11
New York, NY 10004-2400

Value
Investment Class

Jack E. Fockler Jr. Revocable Trust	72,388	Record and	22.23%
1414 Avenue of the Americas		Beneficial
New York, NY 10019

Cheryl L. Fockler Rev. Trust UA	72,388	Record and	22.23%
DTD 5/10/2001		Beneficial
1414 Avenue of the Americas
New York, NY 10019

Royce & Associates MPPP	46,979	Record and	14.43%
FBO W. Whitney George		Beneficial
1414 Avenue of the Americas
New York, NY 10019

A1-9

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Linda S. Kaplan	43,220	Record and	13.27%
1414 Avenue of the Americas		Beneficial
New York, NY 10019

MITRA & Co. FBO 98	21,040	Record	6.46%
c/o Marshall & Ilsley Trust Co. N
11270 W. Park Pl, Suite 400
PPW 08 WM Attn: Mutual Funds
Milwaukee, WI 53224-3638

Value
Service Class

Charles Schwab & Co. Inc.	23,848,766	Record	43.72%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4151

Pershing LLC	4,121,426	Record	7.55%
P.O. Box 2052
Jersey City, NJ 07303-2052

Value Plus
Institutional Class

Farmers and Merchants Company	1,082,776	Record	21.15%
Partnership
P.O. Box 701
Abilene, TX 79604-0701

Wendell & Co.	876,564	Record	17.12%
c/o Bank of New York
Mutual Fund Reorg. Dept. - 6th Fl.
P.O. Box 1066, Wall Street Station
New York, NY 10286-0001

Fidelity Investments Institutional	714,530	Record	13.96%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

SEI Private Trust Co.	448,741	Record	8.76%
FBO Woodtrust Asset Management
One Freedom Valley Drive
Oaks, PA 19456

A1-10

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

NFS LLC FEBO	317,523	Record	6.20%
Texas Bktrst Co. DBO Lobatco
TTEE FBO Clients
P.O. Box 3188
Longview, TX 75606-3188

SEI Private Trust Co.	289,091	Record	5.65%
One Freedom Valley Drive
Oaks, PA 19456

Value Plus
Investment Class

Cheryl L. Fockler Rev. Trust UA	64,598	Record and	18.15%
DTD 5/10/2001		Beneficial
1414 Avenue of the Americas
New York, NY 10019

Jack E. Fockler Jr. Revocable Trust	64,598	Record and	18.15%
1414 Avenue of the Americas		Beneficial
New York, NY 10019

Royce & Associates MPPP	32,313	Record and	9.08%
FBO W. Whitney George		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

Royce & Associates MPPP	19,525	Record and	5.49%
FBO Jack Fockler		Beneficial
1414 Avenue of the Americas
New York, NY 10019-2514

Tad A. Skelton TTEE	19,466	Record	5.47%
Tad A. Skelton Rev. Trust
UA DTD 11/09/2000
St. Louis, MO 63122-4521

Value Plus
Service Class

Charles Schwab & Co. Inc.	42,254,244	Record	25.69%
Reinvest Account
101 Montgomery Street
San Francisco, CA 94104-4151

A1-11

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Fidelity Investments Institutional	14,168,850	Record	8.62%
Operations Co. Inc. as Agent for
Certain Employee Benefit Plans
100 Magellan Way KWIC
Covington, KY 41015-1999

Pershing LLC	9,899,471	Record	6.02%
P.O. Box 2052
Jersey City, NJ 07303-2052

100 Fund
Investment Class

MG Trust Company Cust. FBO	64,249	Record	62.06%
Royce & Associates, LLC
401(K) Plan
700 17th Street
Suite 300
Denver, CO 80202-3531

Royce & Associates MPPP FBO	25,863	Record and	24.98%
John D. Diederich		Beneficial
1414 Avenue of the Americas
New York, NY 10019

Charles M. Royce	9,802	Record and	9.47%
c/o Royce Management Co.		Beneficial
8 Sound Shore Drive, Suite 140
Greenwich, CT 06830-7259

100 Fund
Service Class

Charles Schwab & Co. Inc.	1,116,681	Record	27.89%
Reinvestment Account
101 Montgomery Street
San Francisco, CA 94104-4151

SEI Private Trust Co.	218,187	Record	5.45%
1 Freedom Valley Drive
Oaks, PA 19456

The Beinecke Foundation Inc.	212,172	Record	5.30%
The Widgeon Point Charitable Fund
P.O. Box 70
Armonk, NY 10504-0070

A1-12

	Number	Type of	Percentage of
Fund	of Shares	Ownership	Outstanding Shares

Dividend Value
Service Class

Royce Family Investments LLC	210,094	Record and	18.38%
8 Sound Shore Drive, Ste. 140		Beneficial
Greenwich, CT 06830-7259

Robert E. Musgraves	110,726	Record and	9.59%
Denver, CO 80206-3823		Beneficial

First Clearing, LLC	106,532	Record	9.23%
Alchemy L. P.
5 Aquidneck Avenue
Westerly, RI 02891-5501

Information regarding the ownership of each Fund’s shares, and the shares of other funds in the group of registered investment companies comprising The Royce Funds, by the Trust’s Trustees and officers as of the Record Date is set forth in the table below:

Name and Address* of Owner	Fund/Class	Amount of Record/ Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds
Charles M. Royce	Pennsylvania Mutual/Investment	303,661**	.11%	Over $100,000
	Pennsylvania Mutual/Service	10,353.23%
	Pennsylvania Mutual/R	7,868	100%
	Premier/Investment	142,341**	.07%
	Premier/R	4,907	100%
	Low-Priced Stock/Investment	3,971	5.12%
	Low-Priced Stock/Service	32,868.01%
	Low-Priced Stock/R	5,350	100%
	Total Return/Investment	201,981.06%
	Total Return/R	6,720	100%
	Value/Investment	7,149	2.20%
	Value/Service	92,332**	.17%
	Value/Consultant	9,320	1.14%
	Value Plus/Investment	3,477.98%
	Value Plus/Service	114,721**	.07%
	Value Plus/Consultant	7,357.30%
	100 Fund/Investment	9,802	9.47%

A1-13

Name and Address* of Owner	Fund/Class	Amount of Record/ Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds

	100 Fund/Service	165,486	4.13%
	Dividend Value/Service	227,611	19.72%

Donald R. Dwight	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	5,644	0%
	Low-Priced Stock	None	0%
	Total Return	None	0%
	Value/Investment	566.17%
	Value Plus	None	0%
	100 Fund	None	0%
	Dividend Value	None	0%

Mark R. Fetting	Pennsylvania Mutual/Consultant	17,087.02%		Over $100,000
	Premier	None	0%
	Low-Priced Stock	None	0%
	Total Return/Consultant	2,946.01%
	Value/Consultant	1,184.15%
	Value Plus	None	0%
	100 Fund	None	0%
	Dividend Value	None	0%

Richard M. Galkin	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	1,257	0%
	Low-Priced Stock	None	0%
	Total Return/Investment	10,635	0%
	Value	None	0%
	Value Plus	None	0%
	100 Fund/Service	15,747.39%
	Dividend Value/Service	18,736	1.62%

Stephen L. Isaacs	Pennsylvania Mutual/Investment	13,367	0%	Over $100,000
	Premier/Investment	2,174	0%
	Low-Priced Stock/Service	1,116	0%
	Total Return/Investment	12,995	0%
	Value	None	0%
	Value Plus	None	0%

A1-14

Name and Address* of Owner	Fund/Class	Amount of Record/ Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds

	100 Fund	None	0%
	Dividend Value/Service	5,965.52%

William L. Koke	Pennsylvania Mutual/Investment	8,025	0%	Over $100,000
	Premier	None	0%
	Low-Priced Stock/Service	3,044	0%
	Total Return	None	0%
	Value	None	0%
	Value Plus	None	0%
	100 Fund	None	0%
	Dividend Value	None	0%

Arthur S. Mehlman	Pennsylvania Mutual	None	0%	Over $100,000
	Premier	None	0%
	Low-Priced Stock/Service	1,782	0%
	Total Return/Investment	2,708	0%
	Value/Service	3,797.01%
	Value Plus	None	0%
	100 Fund	None	0%
	Dividend Value	None	0%

David L. Meister	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	13,157.01%
	Low-Priced Stock	None	0%
	Total Return/Investment	6,852	0%
	Value	None	0%
	Value Plus/Service	892	0%
	100 Fund/Service	1,343.03%
	Dividend Value/Service	1,587.14%

G. Peter O’Brien	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	4,236	0%
	Low-Priced Stock/Investment	8,049	10.38%

A1-15

Name and Address* of Owner	Fund/Class	Amount of Record/ Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds

	Total Return/Investment	38,664.01%
	Value	None	0%
	Value Plus	None	0%
	100 Fund	None	0%
	Dividend Value	None	0%

John D. Diederich	Pennsylvania Mutual	None	0%	Over $100,000
	Premier	None	0%
	Low-Priced Stock/Service	129	0%
	Total Return	None	0%
	Value/Service	25,196.05%
	Value/Institutional	926.01%
	Value Plus/Institutional	719.01%
	100 Fund/Investment	25,863	24.98%
	Dividend Value/Service	30,078	2.61%

Jack E. Fockler, Jr.	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	1,580	0%
	Low-Priced Stock	None	0%
	Total Return	None	0%
	Value/Investment	144,777	44.46%
	Value Plus/Investment	148,720	41.78%
	100 Fund	None	0%
	Dividend Value	None	0%

W. Whitney George	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	76,140.04%
	Low-Priced Stock/Service	85,125.04%
	Total Return	None	0%
	Value/Investment	46,979	14.43%
	Value/Service	61,878.11%
	Value/Institutional	27,542.18%
	Value Plus/Investment	32,313	9.08%
	Value Plus/Service	53,054.03%
	Value Plus/Institutional	18,436.36%
	100 Fund	None	0%
	Dividend Value	None	0%

A1-16

Name and Address* of Owner	Fund/Class	Amount of Record/ Beneficial Ownership	Percent of Shares	Aggregate Dollar Range of Ownership in The Royce Funds

Daniel A. O’Byrne	Pennsylvania Mutual/Investment	988	0%	Over $100,000
	Premier/Investment	1,628	0%
	Premier/Institutional	8,884.04%
	Low-Priced Stock/Investment	946	1.22%
	Total Return/Institutional	4,648.02%
	Value	None	0%
	Value Plus	None	0%
	100 Fund	None	0%
	Dividend Value	None	0%

John E. Denneen	Pennsylvania Mutual	None	0%	Over $100,000
	Premier/Investment	3,007	0%
	Low-Priced Stock	None	0%
	Total Return	None	0%
	Value	None	0%
	Value Plus/Investment	298.08%
	Value Plus/Institutional	1,332.03%
	100 Fund/Investment	230.22%
	Dividend Value/Service	288.02%

Lisa Curcio	Pennsylvania Mutual/Investment	8,107	0%	Over $100,000
	Premier	None	0%
	Low-Priced Stock	None	0%
	Total Return	None	0%
	Value	None	0%
	Value Plus/Institutional	284.01%
	100 Fund	None	0%
	Dividend Value	None	0%

*  The address of each Trustee and officer is 1414 Avenue of the Americas, New York, NY 10019.

**Includes the following shares of the Funds held by Royce Family Fund, Inc., a charitable foundation established by Mr. Royce and members of his family:

	Fund/Class	Shares
	Pennsylvania Mutual/Investment	80,167
	Premier/Investment	70,238
	Value/Service	36,118
	Value Plus/Service	114,721

A1-17

Appendix 2

Proposal	Current Fundamental Investment Restriction	Proposed Fundamental Investment Restriction
	Each Fund may not, as a matter of fundamental investment policy	Each Fund may not, as a matter of fundamental investment policy

1.	6. Invest more than 10% of its total assets in the securities of foreign issuers.	6. This policy will be eliminated.

	Premier, Low-Priced Stock and Total Return may not, as a matter of fundamental investment policy	Premier, Low-Priced Stock and Total Return may not, as a matter of fundamental investment policy

2.	17. Invest in the securities of other investment companies.	17. This policy will be eliminated.

	Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return may not, as a matter of fundamental policy	Pennsylvania Mutual, Premier, Low-Priced Stock and Total Return may not, as a matter of fundamental policy

3.	7. Invest in restricted securities.	7. This policy will be eliminated.

	Pennsylvania Mutual may not, as a matter of fundamental investment policy	Pennsylvania Mutual may not, as a matter of fundamental investment policy

4.	11. Own more than 10% of the outstanding voting securities of any one issuer.	11. Acquire more than 10% of the outstanding voting securities of any one issuer.

	Pennsylvania Mutual may not, as a matter of fundamental investment policy	Pennsylvania Mutual may not, as a matter of fundamental investment policy

5.	18. Purchase warrants, rights or options.	18. Invest more than 5% of its total assets in warrants, rights and options.

A2-1

PENNSYLVANIA MUTUAL FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Pennsylvania Mutual Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposals 1,3, 4 and 5.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

PENNSYLVANIA MUTUAL FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

3. To approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

4.  To approve the amendment of the fundamental investment restriction that prohibits "ownership" of more than 10% of the outstanding voting securities of any one issuer so that it only prohibits the "acquisition" of more than 10% of the outstanding voting securities of any one issuer.

	/ /	/ /	/ /

5.  To approve the amendment of the fundamental investment restriction that prohibits purchases of warrants, rights or options in order to allow investment of up to 5% of total assets in warrants, rights and options.

	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE PREMIER FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Premier Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE PREMIER FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

2. To approve the elimination of the fundamental investment restriction that prohibits investment in the securities of other investment companies.	/ /	/ /	/ /

3. To approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE LOW-PRICED STOCK FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Low-Priced Stock Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE LOW-PRICED STOCK FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

2. To approve the elimination of the fundamental investment restriction that prohibits investment in the securities of other investment companies.	/ /	/ /	/ /

3. To approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE TOTAL RETURN FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Total Return Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposals 1, 2 and 3.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE TOTAL RETURN FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

2. To approve the elimination of the fundamental investment restriction that prohibits investment in the securities of other investment companies.	/ /	/ /	/ /

3. To approve the elimination of the fundamental restriction that prohibits investment in restricted securities.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE VALUE FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Value Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE VALUE PLUS FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Value Plus Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE VALUE PLUS FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE 100 FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce 100 Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE 100 FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________

ROYCE DIVIDEND VALUE FUND,
A SERIES OF THE ROYCE FUND

PROXY	PROXY

1414 Avenue of the Americas
New York, NY 10019

This Proxy is solicited on behalf of the Board of Trustees.

The undersigned hereby appoints Charles M. Royce and John E. Denneen, or either of them acting in absence of the other, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse, all shares of beneficial interest of the Fund held of record by the undersigned on June 28, 2007 at the Special Meeting of Shareholders of Royce Dividend Value Fund to be held on September 6, 2007, and at any adjournment thereof.

This Proxy, when properly executed, will be voted in the manner directed by the undersigned shareholder.  If no direction is made, this Proxy will be voted FOR Proposal 1.

PLEASE VOTE, DATE AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please sign exactly as your name(s) appear(s) on other side.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

HAS YOUR ADDRESS CHANGED?	DO YOU HAVE ANY COMMENTS?
______________________________	________________________________
______________________________	________________________________
______________________________	________________________________

X PLEASE MARK VOTES
AS IN THIS EXAMPLE

_____________________________________________

ROYCE DIVIDEND VALUE FUND

_____________________________________________

Proposal	For / /	Against / /	Abstain / /
1. To approve the elimination of the fundamental investment restriction that limits investment in the securities of foreign issuers.	/ /	/ /	/ /

6. The proxies are authorized to vote upon such other business as may properly come before the meeting.	/ /	/ /	/ /

Please be sure to sign and date this Proxy. Date:		Mark box at the right [ ] if an address change or comment has been noted on the reverse side of this card.

Shareholder sign here	Co-owner sign here	RECORD DATE SHARES:
_________________	_________________	_________________
CONTROL NUMBER:
_________________